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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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☐	Soliciting Material Pursuant to §240.14a-12
MEDICOR LTD.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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October 29, 2004

Dear Stockholder:

        You are cordially invited to attend the Annual Meeting of Stockholders of MediCor Ltd. (the "Company") to be held on November 17, 2004, at 9:00 A.M., Pacific Time, at the Spanish Trail Country Club, 5050 Spanish Trail Lane, Las Vegas, Nevada 89113.

        At this year's meeting you will be asked to elect two (2) directors to serve until our 2007 annual meeting, approve the adoption of an amendment to the Company's Amended and Restated 1999 Stock Compensation Program increasing the share reserve by 3,000,000 shares, and ratify the selection of Greenberg & Company CPAs LLC as the Company's independent auditors for the fiscal year ending June 30, 2005. The accompanying Notice of Meeting and Proxy Statement describe these proposals. We urge you to read this information carefully.

        Your Board of Directors unanimously believes that the election of the directors and each of the other two proposals are in the best interests of the Company and its stockholders, and, accordingly, recommends a vote FOR each nominee and proposal.

        We look forward to greeting those stockholders of the Company who are able to attend the meeting.

        It is important that your shares be represented and voted whether or not you plan to attend the Annual Meeting in person. You may vote by completing and mailing the enclosed proxy card. Voting by written proxy will ensure your shares are represented at the Annual Meeting. Please review the instructions on the proxy card or the information forwarded by your bank, broker or other holder of record regarding each of these voting options.

        Thank you.

                      Sincerely,

                      Donald K. McGhan
                      Chairman

MEDICOR LTD.
4560 South Decatur Boulevard, Suite 300
Las Vegas, Nevada 89103

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON NOVEMBER 17, 2004

To the Stockholders of MediCor:

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of MediCor Ltd., a Delaware corporation (the "Company"), will be held on November 17, 2004 at 9:00 A.M., Pacific Time, at the Spanish Trail Country Club, 5050 Spanish Trail Lane, Las Vegas, Nevada 89113, for the following purposes:

  1.
  To elect two (2) directors to hold office until our 2007 annual meeting and until their respective successors are elected and qualified;
  2.
  To approve an amendment to the Amended and Restated 1999 Stock Compensation Program to increase the number of authorized shares of common stock of the Company available for grant from 1,242,680 to 4,242,680 shares.
  3.
  To ratify the appointment of Greenberg & Company CPAs LLC as our independent auditors for the fiscal year ending June 30, 2005; and
  4.
  To transact such other business as may properly come before the meeting or any adjournment thereof.

        The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

        The Board of Directors has fixed the close of business on October 27, 2004 as the record date for the determination of stockholders entitled to notice of and to vote at this Annual Meeting and at any continuation, postponement or adjournment thereof. For ten days prior to the meeting, a complete list of stockholders entitled to vote at the meeting will be available for examination by any stockholder, for any purpose relating to the meeting, during ordinary business hours at our principal offices located at 4560 South Decatur Boulevard, Suite 300, Las Vegas, Nevada 89103.

                      By Order of the Board of Directors

                      MEDICOR LTD.

                      Marc S. Sperberg
                      Secretary

Dated: October 29, 2004

MEDICOR LTD.
4560 South Decatur Boulevard, Suite 300

Las Vegas, Nevada 89103

2004 PROXY STATEMENT

INFORMATION CONCERNING VOTING AND SOLICITATION

General

        The enclosed proxy is solicited on behalf of the Board of Directors of MediCor Ltd., a Delaware corporation ("Company" or "MediCor"), for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on November 17, 2004, at 9:00 A.M. Pacific Time, or at any continuation, postponement or adjournment thereof, for the purposes discussed in this proxy statement and in the accompanying Notice of Annual Meeting and any business properly brought before the Annual Meeting. Proxies are solicited to give all stockholders of record an opportunity to vote on matters properly presented at the Annual Meeting. The Company intends to mail this proxy statement and accompanying proxy card on or about October 29, 2004 to all stockholders entitled to vote at the Annual Meeting. The Annual Meeting will be held at the Spanish Trail Country Club, 5050 Spanish Trail Lane, Las Vegas, Nevada 89113.

Who Can Vote

        You are entitled to vote if you were a stockholder of record of MediCor's common stock as of the close of business on October 27, 2004. Your shares can be voted at the Annual Meeting only if you are present in person or represented by a valid proxy.

Shares Outstanding and Quorum

        At the close of business on October 27, 2004, there were outstanding and entitled to vote 18,061,417 shares. A majority of the outstanding shares represented in person or by proxy and entitled to vote will constitute a quorum at the Annual Meeting.

Voting of Shares

        Stockholders of record on October 27, 2004 are entitled to one vote for each share held on all matters to be voted upon at the meeting. You may vote by completing and mailing the enclosed proxy card. All shares entitled to vote and represented by properly executed proxies received before the polls are closed at the Annual Meeting, and not revoked or superseded, will be voted at the Annual Meeting in accordance with the instructions indicated on those proxies.

Proxy Card and Revocation of Proxy

        If you sign the proxy card but do not specify how you want your shares to be voted, your shares will be voted in favor of the director nominees and the proposals. In their discretion, the proxy holders named in the enclosed proxy are authorized to vote on any other matters that may properly come before the Annual Meeting and at any continuation, postponement or adjournment thereof. The Board of Directors knows of no other business that will be presented for consideration at the Annual Meeting. In addition, since no stockholder proposals or nominations were received on a timely basis, no such matters may be brought at the Annual Meeting.

        If you vote by proxy, you may revoke that proxy at any time before it is voted at the Annual Meeting. You can revoke your proxy by sending to the Corporate Secretary a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting in person and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

Counting of Votes

        All votes will be tabulated by the inspector of elections appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, and any abstentions and broker non-votes. Shares represented by proxies that reflect abstentions as to a particular proposal will be counted as present and entitled to vote for purposes of determining a quorum. An abstention is counted as a vote against that proposal. Shares represented by proxies that reflect a broker "non-vote" will be counted as present and entitled to vote for purposes of determining a quorum. A broker "non-vote" will be treated as unvoted for purposes of determining approval of a proposal and will not be counted as "for" or "against" that proposal. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary authority or does not have instructions for the beneficial owner.

Solicitation of Proxies

        The Company will bear the entire cost of solicitation of proxies, including preparation, assembly and mailing of this proxy statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others to forward to these beneficial owners. The Company may reimburse persons representing beneficial owners for their costs of forwarding the solicitation material to the beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for such services.

Deadline for Receipt of Stockholder Proposals

  Requirements for Stockholder Proposals to be Considered for Inclusion in our 2005 Proxy Materials

        Stockholders may submit proposals that they believe should be voted upon at the Annual Meeting or nominate persons for election to our Board of Directors. Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended ("Rule 14a-8"), some stockholder proposals may be eligible for inclusion in our 2005 proxy statement. Any such stockholder proposals must be submitted in writing to the attention of the Corporate Secretary, no later than July 1, 2005 or the date which is 120 calendar days prior to the anniversary of the mailing date of this proxy statement. Stockholders interested in submitting such a proposal are advised to contact knowledgeable legal counsel with regard to the detailed requirements of applicable securities laws. The submission of a stockholder proposal does not guarantee that it will be included in our 2005 proxy statement.

  Requirements for Stockholder Proposals to be Brought Before the Annual Meeting

        Under our bylaws, a proposal or a nomination that the stockholder does not seek to include in our 2005 proxy statement pursuant to Rule 14a-8 may be submitted in writing to the Corporate Secretary, MediCor Ltd., 4560 South Decatur Boulevard, Suite 300, Las Vegas, Nevada 89103, for the 2005 annual meeting of stockholders. Such proposal or nomination must be delivered to or mailed and received at the principal executive offices of the Company not less than 45 days nor more than 75 days prior to the date on which the Company mailed the proxy materials for the 2004 Annual Meeting. Note, however, that if we were not to have held the 2004 Annual Meeting or the date of the 2005 annual meeting is moved more than 30 days from the 2004 Annual Meeting date, any stockholder proposal or nomination not submitted pursuant to Rule 14a-8 must be submitted to us not later than the close of business on the day on which notice of the date of the 2005 annual meeting is mailed. Thus, if we hold our 2005 annual meeting on November 17, 2005, any such proposal or nomination will be considered untimely if submitted to us after September 14, 2005. As described in our bylaws, the stockholder submission must include certain specified information concerning the proposal or nominee, as the case may be, and information as to the stockholder's ownership of our common stock. If a stockholder gives notice of such proposal after the deadline computed in accordance with our bylaws (the "Bylaw Deadline"), the stockholder will not be permitted to present the proposal to the stockholders for a vote at the 2005 annual meeting.

        The rules of the Securities and Exchange Commission (the "SEC") also establish a deadline for submission of stockholder proposals that are not intended to be included in our proxy statement with respect to discretionary voting (the "Discretionary Vote Deadline"). The Discretionary Vote Deadline for the 2005 annual meeting is September 14, 2005, or the date which is 45 calendar days prior to the anniversary of the mailing date of this proxy statement. If a stockholder gives notice of such a proposal after the Discretionary Vote Deadline, proxy holders will be allowed to use their discretionary voting authority to vote against the stockholder proposal when and if the proposal is raised at the 2005 annual meeting.

        Because the Bylaw Deadline is not capable of being determined until we publicly announce the date for our 2005 annual meeting, it is possible that the Bylaw Deadline may occur after the Discretionary Vote Deadline. In such a case, a proposal received after the Discretionary Vote Deadline but before the Bylaw Deadline would be eligible to be presented at the 2005 annual meeting and we believe that our proxy holders at such meeting would be allowed to use the discretionary authority granted by the proxy to vote against the proposal at such meeting without including any disclosure of the proposal in the proxy statement relating to such meeting.

        We have not been notified by any stockholder of his, her or its intent to present a stockholder proposal from the floor at the 2004 Annual Meeting. The enclosed proxy grants the proxy holders discretionary authority to vote on any matter properly brought before the 2004 Annual Meeting, including any stockholder proposals received between the date of this proxy statement and the Bylaw Deadline for the 2004 Annual Meeting, which is October 29, 2004, or the date this proxy statement is mailed.

        If a stockholder wishes to nominate a candidate for director, the stockholder's notice shall also include the following information for the candidate: (i) the name, age, business address and residence address, (ii) the principal occupation or employment of nominee, (iii) the class and number of shares of our stock beneficially owned by the nominee, (iv) any other information required by the 1934 Act, and the candidate's written consent to being named in the proxy statement as a nominee and to serving as a director if elected. The stockholder giving notice shall also include his/her/its (i) name and address as they appear on the Company's books and, (ii) the class and number of our shares which the stockholder owns on the date of the notice. A copy of the full text of our bylaws is available from our Corporate Secretary upon written request.

Nomination of Director Candidates

        The Corporate Governance and Nominating Committee considers candidates for board membership that our Board of Directors, management or stockholders suggest. It is the policy of the Corporate Governance and Nominating Committee to consider recommendations for candidates to our Board of Directors from stockholders. The Corporate Governance and Nominating Committee considers persons recommended by our stockholders in the same manner as a nominee recommended by our Board of Directors, individual board members or management. The Corporate Governance and Nominating Committee assesses the appropriate skills and characteristics of a nominee based on the composition of the board as a whole and in such other areas as a nominee's qualification as independence, diversity, skills, age and experience in such areas as operations, finance, marketing and sales.

        In addition, a stockholder may nominate a person directly for election to our Board of Directors at an annual meeting of our stockholders provided they meet the requirements set forth in our bylaws and the rules and regulations of the SEC related to stockholder proposals. The process for properly submitting a stockholder proposal, including a proposal to nominate a person for election to our Board of Directors at an annual meeting, is described above in the section entitled "Deadline for Receipt of Stockholder Proposals."

Stockholder Communications with Our Board Directors

        Stockholders may communicate directly with our Board of Directors by writing to them in care of MediCor Ltd., 4560 South Decatur Boulevard, Suite 300, Las Vegas, Nevada 89103, Attn. Corporate Secretary. Unless the communication is marked "confidential," our Corporate Secretary monitors these communications and provides appropriate summaries of all received messages to the chair of our Corporate Governance and Nominating Committee. Any stockholder communication marked "confidential" is logged as "received," but is not reviewed by the Corporate Secretary. This confidential correspondence is immediately forwarded to the chair of the Corporate Governance and Nominating Committee for appropriate action. Where the nature of a communication concerns questionable accounting or auditing matters directed directly to the Audit Committee, our Corporate Secretary logs the date of receipt of the communication as well as the identity of the correspondent, for non-confidential communications, in the Company's stockholder communications log.

Certain Financial Information and Certifications

        Please take note that the Company's financial statements and related information, as well as the required certifications as promulgated under the Sarbanes-Oxley Act of 2002, are as set forth in its Annual Report on Form 10-KSB filed with the SEC on September 20, 2004, and are incorporated herein by this reference. A copy of the Annual Report on Form 10-KSB is enclosed with this proxy statement.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Nominees

        Our Board of Directors is currently composed of six (6) members. Our certificate of incorporation and bylaws provide that the Board of Directors shall be divided into three classes, with each class serving staggered three-year terms. Each class consists of two directors. Directors Mark E. Brown and Donald K. McGhan are the Class I directors whose terms expire at the 2004 Annual Meeting. Directors Thomas Y. Hartley and Theodore R. Maloney are the Class II directors whose terms expire at the 2005 annual meeting of stockholders. Directors Samuel C. Rogers and Jim J. McGhan are the Class III directors whose terms expire at the 2006 annual meeting of stockholders. Thus, Mr. Brown and Mr. McGhan are nominated for reelection (the "Nominees"). All of the directors, including the Class I Nominees, are incumbent directors.

        The term of each class of directors expires at the third annual meeting following the date of expiration described above. A director elected to fill a vacancy (including a vacancy created by an increase in the size of the Board of Directors) will serve for the remainder of the term of the class of directors in which the vacancy occurred and until his or her successor is elected and qualified. If elected at the Annual Meeting, each Class I Nominee would serve until the 2007 annual meeting and until his successor is elected and has qualified, or until his earlier death, resignation or removal.

        Unless otherwise instructed, the holders of proxies solicited by this proxy statement will vote the proxies received by them for the Class I Nominees.

Required Vote and Board of Directors Recommendation

        Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the meeting, meaning that the two nominees who receive the largest number of properly cast votes will be elected as directors. Shares represented by signed proxies will be voted, if authority to do so is not withheld, for the election of the nominees named below. Cumulative voting is not permitted and abstentions and broker non-votes have no effect on the vote.

        In the event that any Nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxy holders will vote for a nominee designated by the present Board of Directors to fill the vacancy. We are not aware of any reason that any Nominee will be unable or will decline to serve as a director. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES.

Directors

        The names of the members of our Board of Directors, including the Class I Nominees, their ages as of October 29, 2004, and certain information about them, are set forth below.

Name	Position	Age
Donald K. McGhan	Chairman	70
Theodore R. Maloney	Director, Chief Executive Officer	43
Jim J. McGhan	Director, Chief Operating Officer	51
Mark E. Brown	Director	44
Thomas Y. Hartley	Director	71
Samuel Clay Rogers	Director	76

        Donald K. McGhan.    Mr. McGhan is a founder of MediCor (and its subsidiary International Integrated Incorporated) and has served as its chairman from its inception. Previously, Mr. McGhan was a founder and director of Medical Device Alliance, Inc., where he served as its chairman from its inception in 1996. Prior to that, Mr. McGhan was a founder and director of Miravant Medical Technologies, Inc., which was originally named PDT, Inc. Mr. McGhan was also a founder, chairman and president of Inamed Corporation from 1984 to 1998, founder, chairman and chief executive officer of McGhan NuSil Corporation, which was acquired by Union Carbide Corporation in 1990, and a founder, president and chairman of Immulok, Inc., which was acquired by Ortho Diagnostics Systems, Inc., a subsidiary of Johnson & Johnson in 1983. A receiver was appointed for Medical Device Alliance in 1999 pursuant to certain shareholder litigation. The litigation was settled in 2001. In March 2000, Mr. McGhan settled a civil injunctive action with the SEC relating to alleged improper reporting and faulty record-keeping and internal controls at Inamed Corporation in 1996 and 1999 while Mr. McGhan was its chairman and during Inamed's breast implant litigation. Without admitting or denying the allegations of the complaint, Mr. McGhan consented to the entry of a final judgment permanently enjoining him from violating the antifraud, record-keeping and internal controls provisions of the federal securities laws and ordering him to pay a $50,000 civil penalty.

        Theodore R. Maloney.    Mr. Maloney has served as a director and our chief executive officer since September 2003. Prior to joining MediCor, Mr. Maloney was a partner in the corporate practice group of the law firm of Sheppard, Mullin, Richter & Hampton, LLP from September 2001 to September 2003. Sheppard Mullin acquired Nida & Maloney, LLP, a corporate law firm based in Santa Barbara, California which Mr. Maloney founded in 1994. Prior to founding Nida & Maloney, Mr. Maloney was associated with Milbank, Tweed, Hadley & McCloy from 1988 to 1994 and with Clifford Chance from 1986 to 1998, where he worked in the corporate departments.

        Jim J. McGhan.    Mr. McGhan is a founder of MediCor (and its subsidiary International Integrated Incorporated) and has served as a director and its chief operating officer from its inception. Previously, Mr. McGhan served a director, a vice president and the chief operating officer of Medical Device Alliance, Inc. As described above, a receiver was appointed for Medical Device Alliance in 1999. Mr. McGhan also served as a director and chief operating officer of Inamed Corporation from 1996 to 1998. Mr. McGhan also served as a director and chief executive officer of Inamed Corporation's subsidiary McGhan Medical Corporation from 1992 through 1998. Prior to that, Mr. McGhan also served as president of Inamed's subsidiaries, CUI Corporation and BioEnterics Corporation. Mr. McGhan is Donald K. McGhan's son.

        Mark E. Brown.    Mr. Brown is the president and chief executive officer of Brown & Partners, a Nevada-based public affairs, public relations and full-service advertising agency. Prior to founding Brown & Partners in 2000, Mr. Brown served as executive vice president of government relations and corporate communications for Station Casinos, Inc. Prior to that, Mr. Brown served as executive vice president of corporate and government relations for The Howard Hughes Corporation, an affiliate of The Rouse Company, which he joined in 1994.

        Thomas Y. Hartley.    Mr. Hartley obtained his degree in business from Ohio University in 1955, and was employed in various capacities by Deloitte Haskins & Sells (now Deloitte & Touche) from 1959 until his retirement as an area managing partner in 1988. From 1991 to 1999 he was president and chief operating officer of Colbert Golf Design and Development. He joined Southwest Gas Corporation as Director in 1991 and was elected Chairman of the Board of Directors in 1999. From 1997 to 2002 Mr. Hartley was a director of Ameritrade Holdings Corporation. Mr. Hartley is actively involved in numerous business and civic activities. He is a past chairman of the UNLV Foundation and the Nevada Development Authority, and past president of the Las Vegas Founders Club. He has also held voluntary executive positions with the Las Vegas Founders Golf Foundation, the Las Vegas Chamber of Commerce, and the Boulder Dam Area Council of the Boy Scouts of America. He is the past president of the PGA Tour Tournaments Association. He is a director of Sierra Health Services, Inc.

        Samuel Clay Rogers.    Mr. Rogers obtained his Bachelor of Science degree in Electrical Engineering from Louisiana State University in 1948 and his Masters of Science degree in Electrical Engineering from Purdue University in 1950. After serving in the U.S. Army, Mr. Rogers joined Bell Telephone Labs, where he worked until 1971, focusing in areas of communications code, electronic circuits for missile systems and missile guidance electronics design. From 1961 to 1965, Mr. Rogers joined Sandia Corp, on leave of absence from Bell Labs at the request of Sandia Corp, as a Division Supervisor in their research organization to, among other things, improve their research in the effects of nuclear radiation on semiconductor devices, electronic circuits and systems. In 1971, Mr. Rogers founded R and D Associates, where he served as a principal advisor on the U.S. Defense Nuclear Agency (DNA) for its TREE (Transient Radiation Effects on Electronics) program and manager of an Air Force Weapons Labs sponsored effort that developed nuclear criteria for new Air Force systems. In 1984, Mr. Rogers joined JAYCOR, where he continued to provide advisory services to the TREE program and other related programs. Mr. Rogers retired from JAYCOR in 1998, following which he has been an independent consultant to U.S. Government agencies and contractors.

        The Board of Directors must be comprised of a majority of independent members as required by the listing standards of Nasdaq and the applicable rules promulgated by the SEC. Our Board has affirmatively determined, based upon its review of all facts and circumstances, Messrs. Brown, Hartley and Rogers are "independent" under the listing standards of Nasdaq and the applicable rules promulgated by the SEC.

Meetings of the Board of Directors

        During July 1, 2003 to June 30, 2004, the Board did not hold any meetings but acted by unanimous written consent 18 times. During that fiscal year, no director attended fewer than 75% of the total number of meetings of the Board and all of the committees of the Board on which such director served during that period.

Committees of the Board of Directors

        Compensation Committee.    The Compensation Committee, formed in October 2004 following the appointment of Mr. Hartley and Mr. Rogers, recommends to the Board all aspects of compensation arrangements for the executive officers of the Company and approves compensation recommendations for certain of the Company's other senior employees. The Committee also oversees administration of the Company's stock compensation program. The Compensation Committee did not meet in fiscal 2004, the functions of the committee being performed by the entire Board of Directors. Mr. Rogers is the current chairman of the Compensation Committee and Mr. Hartley and Mr. Brown serve as members of the Committee. Each member of the Compensation Committee is "independent" under the listing standards of Nasdaq.

        Audit Committee.    The Audit Committee was formed in October 2004 following the appointment of Mr. Hartley and Mr. Rogers. The Committee did not meet in fiscal 2004. The Audit Committee has oversight responsibilities with respect to the Company's annual audit and quarterly reviews, the Company's system of internal controls and the Company's audit, accounting and financial reporting processes. The Audit Committee selects the Company's independent auditors and meets with the independent auditors regularly in fulfilling the above responsibilities. Each member of the Audit Committee is independent under the listing standards of Nasdaq and meet the applicable Nasdaq requirements for financial literacy and financial expertise. Mr. Hartley is the current chairman of the Audit Committee and Mr. Rogers and Mr. Brown serve as members of the Committee. The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is attached as Annex A to this proxy statement. Additional information regarding the functions performed by the Audit Committee is set forth in the "Report of the Audit Committee" included in this proxy statement. The Board has determined that Mr. Hartley is an audit committee financial expert, as defined by the rules of the SEC. Mr. Hartley has agreed to serve as our Audit Committee financial expert.

        Corporate Governance and Nominating Committee.    The Corporate Governance and Nominating Committee was formed in October 2004, the Board has adopted a written charter for the Corporate Governance and Nominating Committee pursuant to which, among other things, nominations for the Board of Directors are recommended to the Board for selection by the Committee. The Corporate Governance and Nominating Committee currently consists of Mr. Brown, Mr. Hartley and Mr. Rogers. None of the current members of the Corporate Governance and Nominating Committee is an employee of the Company and each is independent under the listing standards of Nasdaq. Mr. Brown serves as chair of the Corporate Governance and Nominating Committee.

Code of Business Conduct and Ethics and Complaint Procedures

        Our Board of Directors adopted a Code of Business Conduct and Ethics that is applicable to all employees, executive officers and members of the Board of Directors. This Code of Business Conduct and Ethics is intended to promote and require ethical conduct among our directors, executive officers and employees. A copy of the code is available upon request, without charge, to the Corporate Secretary, at 4560 South Decatur Boulevard, Suite 300, Las Vegas, Nevada 89103, and complies with the rules of the SEC and the listing standards of Nasdaq. Concerns relating to accounting, internal controls or auditing matters are brought to the attention of a member of our senior management or the Audit Committee, as appropriate, and handled in accordance with procedures established by the Audit Committee with respect to such matters.

Director Attendance at Annual Meetings

        The Company believes that the annual meeting of stockholders is a good opportunity for the stockholders to meet and, if appropriate, ask questions of the Board. It is also a good opportunity for the members of the Board to hear any feedback the stockholders may share with the Company at the meeting All directors are strongly encouraged to attend the Company's annual meeting of stockholders. The Company reimburses all reasonable out-of-pocket traveling expenses incurred by the directors in attending the annual meeting.

Executive Officers

        The following table sets forth the executive officers of the Company. Below is biographical information with respect to the executive officers who are not also directors, whose biographical information is set forth above under the heading "Directors."

Name	Age	Position
Donald K. McGhan	70	Chairman
Theodore R. Maloney	43	Chief Executive Officer and President
Jim J. McGhan	51	Director, Chief Operating Officer
Thomas R. Moyes	44	Chief Financial Officer
Marc S. Sperberg	42	Executive Vice President and Secretary

        Thomas R. Moyes.    Mr. Moyes has served as chief financial officer since June 2003. Prior to joining MediCor, Mr. Moyes served as the chief financial officer and senior vice president of Ascent Media Networks, a subsidiary of Liberty Media Company. From 2000 to 2001, Mr. Moyes served as chief financial officer of Veon, a private technology company based in San Francisco. From 1999 to 2000, Mr. Moyes served as the Vice President, Finance and Accounting for the Columbia Tristar (Sony) International TV division of Sony Entertainment. Prior to joining Sony, Mr. Moyes worked for approximately 10 years for The Walt Disney Company, where he held numerous finance positions with various divisions or subsidiaries in Burbank, New York and London. Additionally, Mr. Moyes worked in the investment banking group of Bankers Trust for four years. Mr. Moyes holds a Masters in Business Administration from the Wharton School.

        Marc S. Sperberg.    Mr. Sperberg has served as the Vice President—Business Development for MediCor or its subsidiary International Integrated Incorporated since 2001. He was appointed Executive Vice President and Secretary in April 2003. From 1998 to 2001, Mr. Sperberg was the principal shareholder and executive vice president, sales and marketing for HPL Biomedical, which was acquired by MediCor in 2001. From 1996 to 1998, Mr. Sperberg was a principal and officer of Kohler, Sperberg and Rivera, Inc. Advertising, Design and Government Affairs, Las Vegas, Nevada, a full service advertising agency with a focus on the high-tech and medical device industries and government affairs.

Directors' Compensation

        Directors who are not employees of the Company receive an annual fee of $12,000 and a fee of $500 for each meeting of our Board of Directors attended or committee meeting separate from a Board meeting that they chair, and are reimbursed for their expenses. In addition, upon their initial election, directors receive a stock grant of 10,000 shares and thereafter receive an option to purchase 20,000 shares of common stock on the last day of each fiscal year of the Company, so long as they remain directors. Directors who are employees of the Company are not entitled to any compensation for their service as a director.

PROPOSAL NO. 2

APPROVAL OF AN AMENDMENT TO THE MEDICOR LTD.
AMENDED AND RESTATED 1999 STOCK COMPENSATION PROGRAM

        At the 2004 Annual Meeting, the stockholders will be asked to approve an amendment to the MediCor Ltd. Amended and Restated 1999 Stock Compensation Program (the "Program"), increasing the number of shares authorized thereunder by 3,000,000 from the present 1,242,680 to 4,242,680. The Board of Directors approved the amendment to the Program subject to and effective upon its approval by the stockholders.

        We use a single equity compensation program consisting of seven separate option, grant, stock purchase and other plans. The Program was previously approved by our Board and stockholders. As a result of our merger in 2003, the Program increased from 1,000,000 authorized shares to 1,242,680 authorized shares. The Program permits grants to all employees, including officers, and to non-employee directors, consultants and advisors.

        The Board believes it is in the Company's and its stockholders' best interest to approve the amendment of the Program increasing the number of shares of common stock authorized for issuance thereunder by 3,000,000 from the present 1,242,680 to 4,242,680. The Program is intended to encourage employees and others to contribute materially to our growth, thereby benefiting our stockholders, and aligning the interests of the employees and others with stockholders.

        Since the creation of the Program, the Company has grown significantly and the number of its employees has grown. This has been the result of both through internal growth by acquiring other businesses. In fiscal year 2005, the Company has acquired Laboratoires Eurosilicone S.A., as well as a new Mexican distributor and Latin American distribution manager. As a result, our employee headcount has increased from approximately 21 on July 1, 2003 to 170 in October 2004.

        As a result of this increase in size of the Company, as well as contemplated additional organic and acquisition-related growth, together with capital raising activities of the Company, the Board has determined that an overall authorization under the Program of less than 7% of current outstanding shares to approximately 19% of shares of common stock is in the best interest of the Company and its stockholders. This increase in the shares authorized for issuance under the Program does not require the Company to make any grants or awards under the Program, which will continue to be administered by the Compensation Committee and the Board.

        The Board believes the amendment of the 1999 Program increasing the number of shares of common stock authorized for issuance thereunder is necessary in order to motivate the Company's expanded and projected employee base. The Board further believes that an employee base that is motivated to materially contribute to the Company's continued growth will facilitate the Company's ability to successfully execute on its business strategies.

        If stockholders do not approve the amendment of the Program increasing the number of shares of common stock authorized for issuance thereunder at the Annual Meeting, the amendment will not become effective but we will continue to use the Program.

        The Company's Amended and Restated 1999 Stock Compensation Program is filed with the SEC as Exhibit 10.3 to the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 2003. The following description of the Program is qualified in its entirety by reference to such exhibit.

Summary of the Program

        The following is a summary of the principal features of the 1999 Program. Any stockholder who wishes to obtain a copy of the actual plan document may do so upon written request to the Corporate Secretary at MediCor Ltd's offices at 4560 South Decatur Boulevard, Suite 300, Las Vegas, Nevada 89103.

        On September 15, 1999, the Board of Directors adopted and the stockholders approved the MediCor Ltd. 1999 Stock Compensation Program, which was amended and restated in 2003 following the Company's reincorporation merger. Under the 1999 Program, the Board of Directors, or its designated administrators, has the flexibility to determine the type and amount of awards to be granted to eligible participants.

        Purpose, structure, awards and eligibility.    The Program is intended to secure for the Company and its stockholders the benefits arising from ownership of common stock by individuals employed or retained by the Company or its subsidiaries who will be responsible for the future growth of the enterprise. The Program is designed to help attract and retain superior personnel for positions of substantial responsibility, and to provide individuals with an additional incentive to contribute to the Company's success.

        The Program is composed of seven parts and the Program administrators may make the following types of awards under the 1999 Program:

  •
  incentive stock options (ISOs) under the Incentive Stock Option Plan;
  •
  nonqualified stock options (NQSOs) under the Nonqualified Stock Option Plan;
  •
  restricted shares under the Restricted Shares Plan;
  •
  rights to purchase stock under the Employee Stock Purchase Plan (ESPP);
  •
  grants of options under the Non-Employee Director Stock Option Plan;
  •
  stock appreciation rights (SARs) under the Stock Appreciation Rights Plan; and
  •
  specified other stock rights under the Stock Rights Plan, which may include the issuance of units representing the equivalent of shares of common stock, payments of compensation in the form of shares of common stock and rights to receive cash or shares of common stock based on the value of dividends paid on a share of common stock.

        Officers, key employees, employee directors, consultants and other independent contractors or agents of MediCor Ltd. or our subsidiaries who are responsible for or contribute to the management, growth or profitability of our business are eligible for selection by the Program administrators to participate in the Program, provided, however, that incentive stock options may be granted under the Incentive Stock Option Plan only to a person who is an employee of MediCor Ltd. or its subsidiaries.

        Shares subject to Program.    There were previously authorized and reserved for issuance an aggregate of 1,242,680 shares of MediCor Ltd. common stock under the Program. The shares of common stock issuable under the Program may be authorized but unissued shares, shares issued and reacquired, or shares purchased by the Company on the open market. If any of the awards granted under the Program expire, terminate or are forfeited for any reason before they have been exercised, vested or issued in full, the unused shares subject to those expired, terminated or forfeited awards will again be available for purposes of the Program.

        Effective date and duration.    All of the plans other than the Incentive Stock Option Plan and the Employee Stock Purchase Plan, became effective upon their adoption by the Board of Directors. The Incentive Stock Option Plan and the Employee Stock Purchase Plan became effective upon their adoption by the Board of Directors and approval of the Program by a majority of the stockholders. The Program will continue in effect until September 15, 2009 unless sooner terminated under the general provisions of the Program.

        Administration.    The Program is administered by the Board of Directors or by a committee appointed by the Board. That committee must consist of not less than two directors who are:

  •
  non-employee directors within the meaning of SEC Rule 16b-3 under the Securities Exchange Act of 1934, so long as non-employee director administration is required under Rule 16b-3; and
  •
  outside directors as defined in Section 162(m) of the Internal Revenue Code (the Code) of 1986, so long as outside directors are required by the Code.

Subject to these limitations, the Board of Directors may from time to time remove members from the committee, fill all vacancies on the committee, and select one of the committee members as its chair. The Program administrators may hold meetings when and where they determine, will keep minutes of their meetings, and may adopt, amend and revoke rules and procedures in accordance with the terms of the Program. The Program is presently administered by the non-employee directors who serve on the Compensation Committee of the Board.

Summary of United States Federal Income Tax Consequences of the Program

  Option Grants

        Options granted under the Program may be either incentive stock options (ISOs) which satisfy the requirements of Section 422 of the United States Internal Revenue Code of 1986 or nonqualified stock options (NQSOs) which are not intended to meet those requirements. Options granted under the Non-Employee Directors Stock Option are non-statutory options. To date, no ISOs have been granted. The federal income tax treatment for the NQSOs is as follows:

        Nonqualified Stock Options.    No taxable income is recognized by an optionee upon the grant of a nonqualified stock option. Generally, the optionee will recognize ordinary income in the year in which the option is exercised. The amount of ordinary income will equal the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares. The optionee is required to satisfy the tax withholding requirements applicable to that income.

        The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised nonqualified stock option. The deduction generally will be allowed for by the Company in the taxable year that the ordinary income is recognized by the optionee.

  Restricted Shares Plan

        The tax principles applicable to the issuance of restricted shares under the Program will be substantially the same as those summarized above for the exercise of non-statutory option grants in that they are both governed by Section 83 of the Code. Restricted shares are not taxed at the time of grant unless the grantee elects to be taxed under Section 83(b) of the Code. When the restriction lapses, the grantee will have ordinary income equal to the fair market value of the shares on the vesting date. Alternatively, at the time of the grant, the grantee may elect under Section 83(b) of the Code to include as ordinary income in the year of the grant, an amount equal to the fair market value of the granted shares on the grant date. If the Section 83(b) election is made, the grantee will not recognize any additional income when the restriction lapses. The Company will be entitled to an income tax deduction equal to the ordinary income recognized by the grantee in the year in which the grantee recognizes such income.

  Employee Stock Purchase Plan (ESPP) Issuances

        The ESPP is intended to be an employee stock purchase plan within the meaning of Section 423 of the Code. Under a plan that so qualifies, no taxable income will be recognized by a participant, and no deductions will be allowable to the Company in connection with the grant or the exercise of an outstanding purchase right. Taxable income will not be recognized until there is a sale or other disposition of the shares acquired under the plan or in the event the participant should die while still owning the purchased shares.

        If the participant sells or otherwise disposes of the purchased shares within two years after the start date of the purchase period in which the shares were acquired, then the participant will recognize ordinary income in the year of sale or disposition equal to the amount by which the fair market value of the shares on the purchase date exceeded the purchase price paid for those shares, and the Company will be entitled to an income tax deduction, for the taxable year in which the sale or disposition occurs, equal in amount to the excess.

        If the participant sells or disposes of the purchased shares more than two years after the start date of the purchase period in which the shares were acquired, then the participant will recognize ordinary income in the year of sale or disposition equal to the lesser of (1) the amount by which the fair market value of the shares on the sale or disposition date exceeded the purchase price paid for those shares or (2) 15% of the fair market value of the shares on the start date of that purchase period, and any additional gain upon the disposition will be taxed as a long-term capital gain. The Company will not be entitled to any income tax deduction with respect to that sale or disposition.

        If the participant still owns the purchased shares at the time of death, the lesser of (1) the amount by which the fair market value of the shares on the date of death exceeds the purchase price or (2) 15% of the fair market value of the shares on the start date of the purchase period in which those shares were acquired will constitute ordinary income in the year of death.

  Stock Appreciation Rights (SARs)

        A Program participant who is granted an SAR will recognize ordinary income in the year of exercise equal to the amount of the appreciation distribution. The Company will be entitled to an income tax deduction equal to the appreciation distribution for in the taxable year that the ordinary income is recognized by the participant.

  Stock Rights

        Generally, a Program participant who is granted other stock rights will recognize ordinary income in the year of the grant of the right, if a present transfer of stock or value is made to the participant, or in the year of payment, such as in the case of a dividend equivalent right. That income will generally equal to the fair market value of the granted right or payment. The Company will generally be entitled to an income tax deduction equal to the income recognized by the participant on the grant or payment date for the taxable year in which the ordinary income is recognized by the participant.

  Deductibility of executive compensation

        We anticipate that any compensation deemed paid by the Company in connection with the disqualifying disposition of incentive stock option shares or the exercise of nonqualified stock options granted with exercise prices equal to the fair market value of the shares on the grant date will generally qualify as performance-based compensation for purposes of Code Section 162(m) and will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Company. Accordingly, we believe all compensation deemed paid under the Program with respect to those dispositions or exercises will remain deductible by the Company without limitation under Code Section 162(m).

  Accounting treatment

        Option grants or stock issuances with exercise or issue prices less than the fair market value of the shares on the grant or issue date will result in compensation expense to the Company equal to the difference between the exercise or issue price and the fair market value of the shares on the grant or issue date. The only exceptions to this are shares issued under the ESPP. Under current accounting rules, the issuance of common stock under the ESPP allows the Company to continue to measure compensation cost of this Plan using the intrinsic value. However, the impact of purchase rights granted under the ESPP must be disclosed in pro forma financial statements to reflect their impact on reported earnings and earnings per share as if the fair value method had been applied. Compensation expense will be expensed over the period that the option shares or issued shares are to vest. Option grants or stock issuances at 100% of fair market value will not result in any charge to the Company's earnings. Whether or not granted at a discount, the number of outstanding options may be a factor in determining the Company's earnings per share on a diluted basis.

        In accordance with SFAS No. 123, option grants made to non-employee board members or consultants will result in a direct charge to the Company's reported earnings based upon the fair value of the option measured on the vesting date of each installment of the underlying option shares. The charge must include the appreciation in the value of the option shares over the period between the grant date of the option (or, if later, the effective date of the final amendment) and the vesting date of each installment of the option shares. In addition, any options that are re-priced will also trigger a direct charge to the Company's reported earnings measured by the appreciation in the value of the underlying shares over the period between the grant date of the re-priced option and the date the option is exercised.

        If an optionee is granted stock appreciation rights having no conditions upon exercisability other than a service or employment requirement, then those rights will result in compensation expense to the Company.

New Plan Benefits

        No grants or awards will be granted out of the increased share reserve under the Program prior to approval of this amendment by the stockholders. Grants and awards under the Program will be granted at the discretion of the Board, and, accordingly, are not yet determinable. In addition, benefits under the Program will depend on a number of factors, including the fair market value of MediCor's common stock on future dates, actual Company performance against performance goals and decisions made by the participants. Consequently, it is not possible to determine the benefits that might be received by participants under the Program.

Required Vote and Board of Directors' Recommendation

        The affirmative vote of a majority of the votes present and entitled to be cast on the proposal, at the annual meeting of stockholders at which a quorum is present, either in person or by proxy, is required for approval of this proposal. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum. Abstentions will have the effect of a no vote and broker non-votes will have no effect on the outcome of the proposal.

        The Board of Directors believes that adoption of the proposed amendment to the 1999 Program is in the best interest of the Company and the stockholders for the reasons stated above.

        THEREFORE, THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSAL TO AMEND THE AMENDED AND RESTATED 1999 STOCK COMPENSATION PROGRAM.

PROPOSAL NO. 3

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

        The Audit Committee has selected Greenberg & Company CPAs LLC as independent auditors to audit the consolidated financial statements of the Company for the fiscal year ending June 30, 2005, subject to ratification of this appointment by our stockholders. Greenberg & Company CPAs LLC has acted in such capacity since its appointment in fiscal year 2003. A representative of Greenberg & Company CPAs LLC is expected to be present at the Annual Meeting, with the opportunity to make a statement if the representative desires to do so, and is expected to be available to respond to appropriate questions. Greenberg & Company CPAs LLC has advised us that neither it nor any member thereof has any financial interest, direct or indirect, in the Company or any of our subsidiaries in any capacity.

        As part of their duties, the Board and Audit Committee consider whether the provision of services, other than audit services, during the fiscal year ended June 30, 2005 by Greenberg & Company CPAs LLC, the Company's independent auditor for that period, is compatible with maintaining the auditor's independence. The following table sets forth the aggregate fees billed to MediCor Ltd for the fiscal years ended June 30, 2003 and June 30, 2004 by Greenberg & Company CPAs LLC:

	Fiscal 2003	Fiscal 2004
Audit Fees(1)	$76,968	$188,638
Audit—Related Fees	$4,145	$1,358
Tax Fees(2)	$7,500	$14,164
All Other Fees	—	—

(1)
Audit Fees consist of fees billed for professional services rendered for the audit of the Company's consolidated annual financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by Greenberg & Company CPAs LLC in connection with statutory and regulatory filings or engagements.
(2)
Tax Fees consist of fees billed for professional services rendered for tax compliance, tax advice and tax planning. These services include assistance regarding federal and state tax compliance, international tax, research, and unclaimed property services.

        The Audit Committee's policy is to pre-approve all audit and permissible non-audit services provided by our independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services. The independent auditor and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditor in accordance with this pre-approval.

Vote Required and Board of Director's Recommendation

        The affirmative vote of a majority of the votes present and entitled to be cast on the proposal, at the annual meeting of stockholders at which a quorum is present, either in person or by proxy, is required for approval of this proposal. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum. Abstentions will have the effect of a no vote and broker non-votes will have no effect on the outcome of the proposal.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPOINTMENT OF GREENBERG & COMPANY CPAS LLC AS OUR INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING JUNE 30, 2005.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth information as to the shares of common stock of the Company beneficially owned as of October 22, 2004, by (i) each person known by the Company to be the beneficial owner of more than five percent of the outstanding common stock of the Company, (ii) each person who is presently a director or a nominee for director of the Company, (iii) each of the officers named in the Summary Compensation Table and (iv) all the directors and executive officers of the Company as a group.

Name and Address of Benefical Owner (1)	Number of Shares Beneficially Owned		Shares Covered by Options, Warrants or Convertible Securities Included in Total(2)	Percent of Total(3)
1999 III Equity Performance II, LP	1,304,814		—	7.21%
Nikki M. Pomeroy	1,655,432	(4)	84,188	9.14%
Edward V. Lower III, Ph.D.	1,242,680		1,242,680	6.86%
Donald K. McGhan	8,248,093	(5)	1,303,107	45.55%
Jim J. McGhan	2,636,119	(6)	126,308	14.56%
Theodore R. Maloney	601,948	(7)	101,948	3.32%
Thomas R. Moyes	255,974	(8)	55,974	1.41%
Marc S. Sperberg	273,951		62,695	1.51%
Samuel Clay Rogers	828,182		818,182	4.57%
Mark E. Brown	100,000		100,000	*
Thomas Y. Hartley	10,000		—	*
All officers and executive directors as a group	12,954,267			71.54%

*
Less than 1%

(1)
Information in this table regarding directors and executive officers is based on information provided by them. Unless otherwise indicated in the footnotes and subject to community property laws where applicable, each of the directors and executive officers has sole voting and/or investment power with respect to such shares. The address for each of the persons reported in the table is in care of MediCor at 4560 S. Decatur Blvd., Suite 300, Las Vegas, Nevada 89103.
(2)
In accordance with Rule 13d-3, the share numbers reported in the table include shares of common stock that may be acquired within 60 days of October 1, 2004 upon the exercise or conversion of other securities.
(3)
The percentages are calculated on the basis of the number of outstanding shares of common stock as of October 1, 2004, which were 18,107,399. In accordance with Rule 13d-3, the percentage reported for each person includes in the calculation common stock that may be acquired by that person within 60 days of September 30, 2004 upon the exercise or conversion of other securities.
(4)
Ms. Pomeroy is the adult daughter of Donald K. McGhan, chairman of the board. Includes shares held directly and by various entities beneficially owned or controlled by Ms. Pomeroy. Does not include 604,455 shares beneficially owned by Ms. Pomeroy's adult son, as to which Ms. Pomeroy disclaims beneficial ownership.
(5)
Includes shares held in various entities beneficially owned or controlled by Mr. McGhan including 1,304,814 held by 1999 III Equity Performance II, LP and 621,340 held by 2000 III Equity Performance III, LP. Mr. McGhan is the general partner of the two limited partnerships and has voting and dispositive control with respect to all shares held by the partnerships. Does not include 729,454 shares beneficially owned by Mr. McGhan's wife, as to which Mr. McGhan disclaims beneficial ownership.
(6)
Includes shares held directly and by various entities beneficially owned or controlled by Mr. McGhan.
(7)
Includes 400,000 shares held by 2000 III Equity Performance III, LP.
(8)
Includes shares held directly and by various entities beneficially owned or controlled by Mr. Moyes.

EXECUTIVE COMPENSATION AND OTHER MATTERS

Summary Compensation Table

        The following table sets forth, for the fiscal years ended June 30, 2004, 2003 and 2002, all compensation earned for services rendered in all capacities by the chief executive officer and each of the other top four executive officers whose salary and bonus exceeded $100,000 in 2002, 2003 and 2004. These officers are referred to as the "named executive officers." The compensation table excludes other compensation in the form of perquisites and other personal benefits that constitute the lesser of $50,000 or 10% of the total annual salary and bonus earned by each of the named executive officers in 2002, 2003 and 2004.

Name and Principal Positions		Year	Salary ($)	Bonus ($)		Other Annual Compensation ($)	Stock Options Granted (In Shares) (#)		All Other Compensation $
Theodore R. Maloney Chief Executive Officer	(1)	2004	400,000	272,900	(5)	—	400,000		—
Jim J. McGhan Chief Operating Officer		2004 2003 2002	360,000 230,000 220,000	— — —		— — —	320,000 385,231 —		— — —
Donald K. McGhan Chairman	(2)	2004 2003 2002	— — —	— — —		— — —	— 385,231 —		— — —
Thomas R. Moyes Chief Financial Officer	(3)	2004 2003	330,000 27,500	144,450 30,000	(5)	— —	320,000 —		— —
Marc S. Sperberg Executive Vice President and Secretary		2004 2003 2002	180,000 150,000 126,000	— — —		— — —	100,000 49,708 49,708
Edward V. Lower III, Ph.D. Chief Executive Officer	(4)	2004 2003 2002	— 383,000 349,500	— — —		— — —	— — —	(6)	157,926 — —

(1)
Mr. Maloney commenced with MediCor on September 1, 2003.
(2)
Mr. McGhan does not draw a salary from MediCor.
(3)
Mr. Moyes commenced with MediCor on June 2, 2003.
(4)
Mr. Lower served as chief executive officer until May 2003 and is no longer with the company.
(5)
Includes $200,000 (Mr. Maloney) and $100,000 (Mr. Moyes) paid in the form of restricted preferred stock which is convertible into common stock.
(6)
Mr. Lower was reimbursed for his moving expenses.

Option Grants in Last Fiscal Year

        The table below shows information about stock options granted during fiscal 2004 to the named executive officers:

	Individual Grants				Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (3)
Name	Number of Securities Underlying Options Granted (#)(1)	% of Total Options Granted to Employees in Fiscal Year (2)	Exercise Price ($/Sh)	Expiration Date	5%($)	10%($)
Theodore R. Maloney	200,000 200,000	11 11	1.50 4.30	09/02/10 05/12/11	122,130 350,106	284,615 815,897
Jim J. McGhan	120,000 200,000	7 11	1.50 4.30	10/27/10 05/12/11	73,278 350,106	170,769 815,897
Donald K. McGhan	—	—	—	—	—
Thomas R. Moyes	120,000 200,000	7 11	3.80 4.30	07/18/10 05/12/11	185,638 350,106	432,615 815,897
Marc S. Sperberg	100,000	6	4.15	04/16/11	168,947	393,718
Edward V. Lower, Ph.D.	—	—	—		—	—

(1)
Unless otherwise noted, amounts represent shares of common stock underlying warrants and/or options to purchase shares of common stock.
(2)
In fiscal 2004, MediCor granted stock options covering a total of 1,780,000 shares of common stock to employees under all stock option plans maintained by MediCor.
(3)
The assumed 5% and 10% annual rates of appreciation over the term of the options are set forth in accordance with the SEC rules and regulations and do not represent our estimates of stock price appreciation. The potential realizable value is calculated by assuming that the stock price on the date of grant appreciates at the indicated rate, compounded annually, for the entire term of the option and that the option is exercised and the stock is sold on the last day of its term at this appreciated stock price. No valuation method can accurately predict future stock prices or option values because there are too many unknown factors. No gain to the optionee is possible unless the stock price increases over the option term. Such a gain in stock price would benefit all stockholders.

Restricted Stock Grants

        The following table sets forth certain information regarding grants of restricted stock made to each of the named executive officers during the fiscal year ended June 30, 2004.

	Individual Grants
Name	Number of Securities (#)	% of Total Restricted Stock Granted to Employees in Fiscal Year	Exercise Price(1) ($/Sh)	Expiration Date(1)
Theodore R. Maloney	51,948	67%	n/a	n/a
Thomas R. Moyes	25,974	33%	n/a	n/a

(1)
These securities consist of grants of grants of restricted preferred stock and therefore there is no exercise price or expiration date. The conversion price of the preferred stock is $3.85. The preferred stock is redeemable by the Company on June 30, 2011.

Aggregated Option Exercises in Last Fiscal Year
and Fiscal Year-End Option Values

        The following table sets forth certain information concerning exercises of stock options and warrants by the named executive officers in fiscal year 2004 and unexercised stock options and warrants held by the named executive officers as of June 30, 2004.

			Number of Securities Underlying Unexercised Options at 2004 Fiscal Year-End(#)		Value of Unexercised In-The-Money Options at 2004 Fiscal Yar-End($)(1)
Name	Shares Acquired on Exercise(#)	Value Realized($)	Exercisable	Unexercisable	Exersicable	Unexercisable
Edward V. Lower, Ph.D.	—	—	1,242,680	—	4,225,112	—
Theodore R. Maloney	—	—	50,000	350,000	170,000	1,190,000
Jim J. McGhan	344,844	969,571	96,308	357,280	327,447	1,214,752
Donald K. McGhan	344,844	1,089,489	3,107	192,616	10,564	654,894
Thomas R. Moyes	—	—	30,000	290,000	102,000	986,000
Marc S. Sperberg	—	—	49,708	137,281	169,007	466,755

(1)
On June 30, 2004 (the last trading day of fiscal 2004), the last reported sales price of MediCor's common stock as reported on the OTC Bulletin Board was $3.40.

Equity Compensation Plan Information

	Number of securities to be issued upon the exercise of outstanding options	Weigted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under compensation palns (excluding securities reflected in column (a)
	(a)	(b)	(c)
Equity compensation plans approved by Stockholders(1)	—	—	1,242,680
Stand-alone options and warrants, not approved by stockholders(2)	3,964,978	1.00	—
Total	3,964,978	1.00	1,242,680

(1)
Includes information related to our Amended and Restated 1999 Stock Compensation Program.

(2)
In fiscal 2001, 2002, 2003 and 2004 MediCor granted 262,455, 140,052, 1,211,544 and 2,350,917 stand-alone options, respectively, and in fiscal 2002, 62,135 warrants to purchase shares of common stock to employees and consultants. The exercise price per share for each option and warrant is the fair market value per share on the date of grant. These options and warrants vest ratably over four years. Some or all of these options and warrants may also vest immediately upon a change-of-control, as defined in the respective agreements.

Employment Contracts and Termination of Employment and Change-in-Control Arrangements

        In June 2003, MediCor entered into an employment agreement with Mr. Moyes in connection with his employment as chief financial officer. Mr. Moyes' employment agreement provides that Mr. Moyes will receive (i) a base salary of $330,000, (ii) a bonus based on attainment of designated objectives of the board or compensation committee and (iii) options to purchase 120,000 shares of MediCor's common stock. Mr. Moyes' employment agreement also provides that upon termination of Mr. Moyes' employment by MediCor without "cause" (as defined in the agreement), Mr. Moyes will be entitled to severance compensation equal to 24 months of his then effective compensation. Additionally, Mr. Moyes' employment agreement also provides that upon a "change in control" (as defined in the agreement) and a subsequent termination of Mr. Moyes, Mr. Moyes will be entitled to receive compensation equal to 24 months of his then effective compensation.

        In September 2003, MediCor entered into an employment agreement with Mr. Maloney in connection with his employment as chief executive officer. Mr. Maloney's employment agreement provides that Mr. Maloney will receive (i) a base salary of $480,000, (ii) a bonus based on attainment of designated objectives of the board or compensation committee and (iii) options to purchase 200,000 shares of MediCor's common stock. Mr. Maloney's employment agreement also provides that upon termination of Mr. Maloney's employment by MediCor without "cause" (as defined in the agreement), Mr. Maloney will be entitled to severance compensation equal to 24 months of his then effective compensation. Additionally, Mr. Maloney's employment agreement also provides that upon a "change in control" (as defined in the agreement) and a subsequent termination of Mr. Maloney, Mr. Maloney will be entitled to receive compensation equal to 24 months of his then effective compensation.

        In October 2003, MediCor entered into an employment agreement with Jim J. McGhan in connection with his employment as chief operating officer. Mr. McGhan's employment agreement provides that Mr. McGhan will receive (i) a base salary of $360,000, (ii) a bonus based on attainment of designated objectives of the board or compensation committee and (iii) options to purchase 120,000 shares of MediCor's common stock. Mr. McGhan's employment agreement also provides that upon termination of Mr. McGhan's employment by MediCor without "cause" (as defined in the agreement), Mr. McGhan will be entitled to severance compensation equal to 24 months of his then effective compensation. Additionally, Mr. McGhan's employment agreement also provides that upon a "change in control" (as defined in the agreement) and a subsequent termination of Mr. McGhan, Mr. McGhan will be entitled to receive compensation equal to 24 months of his then effective compensation.

REPORT OF THE AUDIT COMMITTEE

        During fiscal 2004, the Company did not have an audit committee. Commencing in fiscal 2005, the Audit Committee of the Board of Directors of the Company will assist the Board in executing its responsibilities. The Audit Committee is now responsible for, among other things, the selection and retention of the Company's independent accountants; reviewing and approving the independent auditor's engagement letter (including proposed fees); the oversight of the Company' accounting and financial reporting processes; the oversight of the Company's system of internal controls and for the pre-approval of all audit and non-audit services provided by the Company's independent auditors.

        The Audit Committee is composed of three non-employee members, each of whom is independent as defined by Nasdaq. The Audit Committee operates under a charter approved by the Board of Directors. A copy of the Audit Committee charter is attached to this proxy statement as Annex A.

        In place of the Audit Committee, with respect to fiscal 2004, the Board of Directors has discussed and reviewed with the auditors all matters required to be discussed by the Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee has met with Greenberg & Company CPAs LLC, with and without non-Board management present, to discuss the overall scope of Greenberg & Company CPAs LLC's audit, the results of its examinations, its evaluations of the Company's internal controls and the overall quality of its financial reporting.

        The Board of Directors has received from the auditors a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), discussed with the auditors any relationships that may impact their objectivity and independence, and satisfied itself as to the auditors' independence.

        The Board held meetings with Greenberg & Company CPAs LLC, during and after fiscal 2004 in regards to their audit of the annual financial statements for the year ended June 30, 2004. In addition, meetings were held each quarter to review quarterly financial reports prior to their issue.

        In reliance on the reviews and discussions referred to above, the Board has approved that the audited statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 2004 filed with the SEC. The Board also approved the reappointment of Greenberg & Company CPAs LLC as the Company's independent auditors for the fiscal year ending June 30, 2005.

                      Respectfully submitted,

                      Donald K. McGhan,                       Chairman
                         of the Board of Directors
                      Jim J. McGhan
                      Theodore R. Maloney
                      Mark E. Brown

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        International Integrated is a company in which MediCor's chairman has a controlling interest. Neither MediCor nor any of its subsidiaries has any direct ownership in International Integrated. International Integrated acted on behalf of MediCor by funding significant expenses, for which MediCor has a revolving loan agreement with International Integrated, as reflected in our financial statements of $213,834 at June 30, 2002, $6,776,593 at June 30, 2003 and $34,316,401 at June 30, 2004. The outstanding balance of the note payable accrues interest at an annual interest rate of ten percent (10%). During the year ended June 30, 2002, International Integrated advanced $4,744,984 to MediCor. During same period, $4,000,000 of the outstanding balance on the revolving loan agreement was converted to an equivalent of 2,485,360 shares of common stock and $1,118,232 of the balance was repaid. During the year ended June 30, 2003, International Integrated advanced $7,363,759 to MediCor. During the same period, none of the balance was converted to common stock and $800,999 of the balance was repaid. During the year ended June 30, 2004, International Integrated advanced $32,957,100 to MediCor. During the same period, $5,005,000 was converted to preferred stock, $412,292 was converted to common stock and none was repaid. Interest expense relating to this note payable was $231,821 for the year ended June 30, 2002, $327,709 for the year ended June 30, 2003 and $1,008,077 for the year ended June 30, 2004. The unpaid liability for these expenses for the respective periods are included in our note payable to affiliates, which is contained in our financial statements presented in this report. We had a commitment from International Integrated to fund operating shortfalls as necessary for fiscal 2002, 2003 and 2004 and International Integrated has committed to us to fund any operating shortfalls for fiscal 2005.

        Our chief executive officer was a partner at the law firm of Sheppard, Mullin, Richter & Hampton, LLP from September 2001 to September 2003. Sheppard Mullin provided corporate legal services to MediCor. Ms. Nikki Pomeroy, an adult daughter of Donald K. McGhan, chairman of the board, is a consultant to MediCor and received $67,365 in compensation during fiscal 2003 and $31,541 during fiscal 2004. Additionally, shares held in various entities beneficially owned or controlled by Ms. Pomeroy are reflected in "Security Ownership of Certain Beneficial Owners and Management" above, not including shares owned or controlled by Ms. Pomeroy's adult son referenced in "Security Ownership of Certain Beneficial Owners and Management" above.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors and persons who beneficially own more than 10% of the Company's common stock to file initial reports of ownership and reports of changes in ownership with the SEC. Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms filed by such person.

        To the Company's knowledge and based solely on our review of such reports furnished to the Company and written representations from certain reporting persons, the Company believes that all filing requirements applicable to its executive officers, directors and greater-than-10% stockholders were complied with, except that Theodore R. Maloney, Donald K. McGhan, and Thomas R. Moyes filed late reports with respect to an aggregate of three transactions.

OTHER MATTERS

        The 2004 Annual Meeting is called for the specific purposes set forth in the Notice of Annual Meeting as discussed above, and also for the purpose of transacting such other business as may properly come before the Annual Meeting. At the date of this proxy statement the only matters that management intends to present, or is informed or expects that others will present for action at the 2004 Annual Meeting, are those matters specifically referred to in such Notice. We have not been notified by any stockholder of his, her or its intention to present a stockholder proposal from the floor at the 2004 Annual Meeting, and the Bylaw Deadline for the 2004 Annual Meeting occurred on October 29, 2004 the date of mailing this proxy statement with respect to the 2004 Annual Meeting. The enclosed proxy grants the proxy holders discretionary authority to vote on any matter properly brought before the 2004 Annual Meeting.

Annual Report

        The Company has sent, or is concurrently sending, all of its stockholders of record as of October 27, 2004 a true copy of its Annual Report on Form 10-KSB for the fiscal year ended June 30, 2004. The report contains the Company's certified consolidated financial statements for the fiscal years ended June 30, 2004 and 2003.

                      By Order of the Board of Directors,

                      Marc S. Sperberg
                      Secretary

Dated: October 29, 2004

ANNEX A

MEDICOR LTD.
CHARTER OF THE AUDIT COMMITTEE OF THE
BOARD OF DIRECTORS

Effective as of October 1, 2004

Statement of Policy

        This Charter specifies the scope of the responsibilities of the Audit Committee (the "Committee") of the Board of Directors (the "Board") of MediCor Ltd. (the "Company") and the manner in which those responsibilities shall be performed, including its structure, processes and membership requirements.

        The primary purpose of the Committee is to oversee the accounting and financial reporting processes of the Company and the audits of the Company's financial statements. The Committee shall also review the qualifications, independence and performance, and approve the terms of engagement of the Company's independent auditor, review the performance of the Company's internal audit function and prepare any reports required of the Committee under rules of the Securities and Exchange Commission (the "SEC").

        The Company shall provide appropriate funding, as determined by the Committee, to permit the Committee to perform its duties under this Charter, to compensate its advisors and to compensate any registered public accounting firm engaged for the purpose of rendering or issuing an audit report or related work or performing other audit, review or attest services for the Company. The Committee, at its discretion, has the authority to initiate investigations, and hire legal, accounting or other outside advisors or experts to assist the Committee, as it deems necessary to fulfill its duties under this Charter. The Committee may also perform such other activities consistent with this Charter, the Company's Bylaws and governing law, as the Committee or the Board deems necessary or appropriate.

Organization and Membership Requirements

        The Committee shall be composed of three or more directors selected by the Board, each of whom shall satisfy the independence and experience requirements of the Nasdaq Stock Market ("Nasdaq"), or any applicable securities exchange, provided that one director who does not meet the independence criteria of the Nasdaq may be appointed to the Committee, subject to the approval of the Board pursuant to, and subject to the limitations under, the "exceptional and limited circumstances" exceptions as provided under the rules of the Nasdaq. In addition, at least one member will satisfy the "Financial Expert" requirements as established by the Nasdaq or the applicable securities exchange.

        The members of the Committee shall be appointed by the Board and shall serve until their successors are duly elected and qualified or their earlier resignation or removal. Any member of the Committee may be replaced by the Board. Unless a chairman is elected by the full Board, the members of the Committee may designate a chairman by majority vote of the full Committee membership.

Meetings

        The Committee shall meet as often as it determines, but not less frequently than quarterly. A majority of the members shall represent a quorum of the Committee, and, if a quorum is present, any action approved by at least a majority of the members present shall represent the valid action of the Committee. The Committee may form and delegate authority to subcommittees, or to one or more members of the Committee, when appropriate. The Committee shall meet with management and the independent auditor in separate executive sessions as appropriate. The Committee shall meet with the independent auditor and management on a quarterly basis to review the Company's financial statements and financial reports. The Committee shall maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board. The Committee will also record summaries of its recommendations to the Board in written form, which will be incorporated as part of the minutes of the Board meeting at which those recommendations are presented.

Committee Authority and Responsibilities

        To fulfill its responsibilities and duties, the Committee shall:

  Oversight of the Company's Independent Auditor

        Be directly and solely responsible for the appointment, compensation, retention, termination and oversight of any independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) engaged by the Company for the purpose of preparing or issuing an audit report or related work, with each such auditor reporting directly to the Committee.

        Periodically review and discuss with the independent auditor (i) the matters required to be discussed by Statement on Auditing Standards No. 61, as amended and (ii) any formal written statements received from the independent auditor consistent with and in satisfaction of Independence Standards Board Standard No. 1, as amended, including without limitation, descriptions of (a) all relationships between the independent auditor and the Company, (b) any disclosed relationships or services that may impact the independent auditor's objectivity and independence and (c) whether any of the Company's senior finance personnel were recently employed by the independent auditor.

        Consult with the independent auditor to assure the rotation of the lead audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit every five years, consider issues related to the timing of such rotation and the transition to new lead and reviewing partners, and consider whether, in order to assure continuing auditor independence, there should be regular rotation of the audit firm, and report to the Board on its conclusions.

        Approve in advance the engagement of the independent auditor for all audit services and non-audit services, based on independence, qualifications and, if applicable, performance, and approve the fees and other terms of any such engagement; provided, however, that (i) the Committee may establish pre-approval policies and procedures for any engagement to render such services, provided that such policies and procedures (a) are detailed as to particular services, (b) do not involve delegation to management of the Committee's responsibilities hereunder and (c) provide that, at its next scheduled meeting, the Committee is informed as to each such service for which the independent auditor is engaged pursuant to such policies and procedures, and (ii) the Committee may delegate to one or more members of the Committee the authority to grant pre-approvals for such services, provided that (a) the decisions of such member(s) to grant any such pre-approval shall be presented to the Committee at its next scheduled meeting and (b) the Committee has established policies and procedures for such pre-approval of services consistent with the requirements of clauses (i)(a) and (b) above.

        Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.

        Establish policies for the hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company, taking into account the impact of such policies on auditor independence.

        Regularly review with the independent auditor any significant difficulties encountered during the course of the audit, any restrictions on the scope of work or access to required information and any significant disagreement among management and the independent auditor in connection with the preparation of the financial statements. Review with the independent auditor any accounting adjustments that were noted or proposed by the independent auditor but that were "passed" (as immaterial or otherwise), any communications between the audit team and the independent auditor's national office respecting auditing or accounting issues presented by the engagement, any "management" or "internal control" letter or schedule of unadjusted differences issued, or proposed to be issued, by the independent auditor to the Company, or any other material written communication provided by the independent auditor to the Company's management.

        Review with the independent auditor the critical accounting policies and practices used by the Company, all alternative treatments of financial information within generally accepted accounting principles ("GAAP") that the independent auditor has discussed with management, the ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the independent auditor.

  Review of Financial Reporting, Policies and Processes

        Review and discuss with management and the independent auditor the Company's annual audited financial statements and any certification, report, opinion or review rendered by the independent auditor, and recommend to the Board whether the audited financial statements should be included in the Company's annual report on Form 10-KSB.

        Review and discuss with management and the independent auditor the Company's quarterly financial statements.

        Review and discuss with management and the independent auditor the Company's disclosure under "Management's Discussion and Analysis or Plan of Operations" appearing in the Company's periodic reports.

        Review and discuss earnings press releases and other information provided to securities analysts and rating agencies, including any "pro forma" or adjusted financial information.

        Periodically meet separately with management and with the independent auditor.

        Review with management and the independent auditor any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

        Review with management its assessment of the effectiveness and adequacy of the Company's internal control structure and procedures for financial reporting ("Internal Controls"), review with the independent auditor the attestation to and report on the assessment made by management, and consider with management and the independent auditor whether any changes to the Internal Controls are appropriate in light of management's assessment or the independent auditor's attestation.

        To the extent that it deems appropriate, review with management its evaluation of the Company's procedures and controls designed to assure that information required to be disclosed in its periodic public reports is recorded, processed, summarized and reported in such reports within the time periods specified by the SEC for the filing of such reports ("Disclosure Controls"), and consider whether any changes are appropriate in light of management's evaluation of the effectiveness of such Disclosure Controls.

        Review and discuss with management and the independent auditor any off-balance sheet transactions or structures and their effect on the Company's financial results and operations, as well as the disclosure regarding such transactions and structures in the Company's public filings.

        Review with management and the independent auditor the effect of regulatory and accounting initiatives on the financial statements. Review any major issues regarding accounting principles and financial statement presentations, including any significant changes in selection of an application of accounting principles. Consider and approve, if appropriate, changes to the Company's auditing and accounting principles and practices as suggested by the independent auditor or management.

        Review any special audit steps adopted in light of material control deficiencies. Review with the independent auditor and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented.

  Risk Management, Related Party Transactions, Legal Compliance and Ethics

        Review with the chief executive and chief financial officer of the Company any report on significant deficiencies in the design or operation of the Internal Controls that could adversely affect the Company's ability to record, process, summarize or report financial data, any material weaknesses in Internal Controls identified by the auditors, and any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's Internal Controls.

        Review and approve any related-party transactions, after reviewing each such transaction for potential conflicts of interests and other improprieties.

        Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters. Adopt, as necessary, appropriate remedial measures or actions with respect to such complaints or concerns.

        Adopt a code of conduct for all employees and directors which meets the requirements of Item 406 of the SEC's Regulation S-B, and provides for the review and prompt disclosure to the public of any change in, or waiver of, such code of conduct by any executive officer or director. Review such code of conduct periodically and recommend such changes to the code of conduct as the Committee shall deem appropriate, and adopt procedures for monitoring and enforcing compliance with the code of conduct.

        Discuss with management and the independent auditor any correspondence with regulators or governmental agencies that raise material issues regarding the Company's financial statements or accounting policies.

        Discuss guidelines and policies to govern the process by which risk assessment and management is undertaken and handled. Discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

        Prepare the report required by the rules of the SEC to be included in the Company's annual proxy statement. Review and reassess the Charter's adequacy at least annually.

        Develop and implement an annual performance self-evaluation of the Committee and regularly report to the Board on the Committee's activities, recommendations and conclusions.

MEDICOR LTD.

DETACH PROXY CARD HERE IF YOU ARE NOT VOTING BY THE INTERNET OR TELEPHONE

1.	ELECTION OF DIRECTORS: Please mark only one box per nominee. If no vote is indicated for any nominees this Proxy will be voted for the election of such nominee.
			Vote For	Withhold Authority to Vote
Mark E. Brown Term Expires 2007			☐ ☐
Donald K. McGhan Term Expires 2007			☐ ☐
2. AMENDMENT TO THE AMENDED AND RESTATED 1999 STOCK COMPENSATION PROGRAM
Increasing the number of shares of common stock authorized for issuance under the program from 1,248,680 to 4,248,680.
	☐ FOR	☐ AGAINST	☐ ABSTAIN
The Board of Directors recommends a vote "FOR" the election of each of the nominees listed opposite and "FOR" each of the other listed proposals. If any other business is presented at the meeting, including, a proposal to adjourn or postpone the meeting, this Proxy shall be voted by the Proxy holder in accordance with the recommendations of a majority of the Board of Directors.
3.	RATIFICATION OF AUDITORS
Ratify selection of Greenberg & Company CPAs LLC as independent auditors for the 2005 fiscal year.
	☐ FOR	☐ AGAINST	☐ ABSTAIN
The undersigned hereby ratifies and confirms all that the Proxy holder, or his substitutes, shall lawfully do or cause to be done by virtue hereof and hereby revokes any and all proxies heretofore given by the undersigned to vote at the Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement accompanying said notice.
4.	OTHER BUSINESS
In their discretion, the proxy holders are authorized to transact such other business as may properly come before the Annual Meeting and any adjournment or adjournments thereof.
	☐ FOR	☐ AGAINST	☐ ABSTAIN

This Proxy will be voted "FOR" the election of all nominees whose names appear above unless authority to do so is withheld. Please sign, date and return this proxy as promptly as possible in the postage prepaid enveloped provided.
					Dated:	, 2004
Signature
(Signature if jointly held)

Please Detach Here
You Must Detach This Portion of the Proxy Card
Before Returning it in the Enclosed Envelope

DETACH PROXY CARD HERE

MEDICOR LTD.

Annual Meeting of Stockholders November 17, 2004

        The undersigned shareholder(s) of MediCor Ltd. (the "Company") appoint(s) Theodore R. Maloney and Marc S. Sperberg, and each of them, as proxy, with the power to appoint their respective substitutes and authorizes each to represent and to vote, as designated below (including, as to the election of directors, the discretionary authority to cumulate votes), all the shares of Common Stock of the Company held of record by the undersigned on October 27, 2004 at the annual meeting of stockholders to be held on November 17, 2004 or any adjournment or postponement thereof.

(Continued, and to be signed on back)

QuickLinks

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 17, 2004
INFORMATION CONCERNING VOTING AND SOLICITATION
PROPOSAL NO. 1 ELECTION OF DIRECTORS
PROPOSAL NO. 2 APPROVAL OF AN AMENDMENT TO THE MEDICOR LTD. AMENDED AND RESTATED 1999 STOCK COMPENSATION PROGRAM
PROPOSAL NO. 3 RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EXECUTIVE COMPENSATION AND OTHER MATTERS Summary Compensation Table
Option Grants in Last Fiscal Year
Restricted Stock Grants
Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values
Equity Compensation Plan Information
REPORT OF THE AUDIT COMMITTEE
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
OTHER MATTERS
MEDICOR LTD. CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS